SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 AMENDMENT NO. 1
                                       TO
                                  SCHEDULE 13D

                                   ----------

                   Under the Securities Exchange Act of 1934


                             TEXFI INDUSTRIES, INC.
                                (Name of Issuer)


                          Common Stock, $1.00 par value
                         (Title of Class of Securities)


                                   882895 10 5
                                 (CUSIP Number)


                          William L. Remley, President
                             Chadbourne Corporation
                                  1430 Broadway
                                   Suite 1300
                            New York, New York 10018
                            Telephone (212) 391-1392
                  (Name, Address and Telephone Number of Person
               Authorized to Receive Notices and Communications)


                                 August 31, 1994
                      (Date of Event which Requires Filing
                               of this Statement)


Check  the following  box  if  a  fee  is  being  paid  with this Statement: [X]


                          Exhibit Index is on page 10.

CUSIP No. 882895 10 5                    13D                  Page 2 of 12 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       Chadbourne Corporation
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*



       00
--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       Delaware
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            1,524,000
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             1,524,000
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        1,524,000

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       16.5%

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       CO


--------------------------------------------------------------------------------

CUSIP No. 882895 10 5                    13D                  Page 3 of 12 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       Halton House Ltd.
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*



       00
--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       Bahamas
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            1,524,000
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             1,524,000
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        1,524,000

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       16.5%

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       CO


--------------------------------------------------------------------------------

CUSIP No. 882895 10 5                    13D                  Page 4 of 12 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       The Halton Declaration of Trust
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*



       00
--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       Bahamas
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            1,524,000
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             1,524,000
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        1,524,000

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       16.5%

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       00


--------------------------------------------------------------------------------

CUSIP No. 882895 10 5                    13D                  Page 5 of 12 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       Stefan F. Tucker
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*



       00
--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       United States of America
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            0
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             0
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        0

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       0

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       IN


--------------------------------------------------------------------------------

CUSIP No. 882895 10 5                    13D                  Page 5 of 12 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       Gary R. Siegel
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*



       00
--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       United States of America
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            1,524,000
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             1,524,000
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        1,524,000

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       16.5%

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       IN


--------------------------------------------------------------------------------

Item 1. Security and Issuer.

     This Amendment No. 1, filed jointly by Chadbourne Corporation ("Chadbourne"), Halton House Ltd. ("Halton Ltd."), The Halton Declaration of Trust ("Halton Trust"), Stefan F. Tucker, and Gary R. Siegel, amends and supplements the statement on Schedule 13D, (this "Schedule"), filed jointly by Chadbourne, Halton Ltd., Halton Trust and Mr. Tucker relating to shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Texfi Industries, Inc. (the "Issuer"). Any capitalized term used without definition shall have the same meaning previously ascribed to it in this Schedule.

Item 2. Identity and Background.

     As previously reported in this Schedule, all powers with respect to investment or voting of securities beneficially by Halton Trust were exercisable by Stefan F. Tucker, protector under the constituent instruments of Halton Trust. Pursuant to an instrument effective as of August 31, 1994, Mr. Tucker resigned as protector under the constituent instruments of Halton Trust, whereupon Gary R. Siegel became the successor protector. Mr. Siegel's business address is 1615 L Street, N.W., Washington, D.C. 20036. He is an attorney with Tucker, Flyer & Lewis a professional corporation at that address. Mr. Siegel is hereinafter included within the definition of "Reporting Persons."

     During the last five years, Mr. Siegel has not been convicted in a criminal proceeding (excluding traffic or similar misdemeanors) and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction whereby, as a result of such proceeding, he was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or state securities laws or finding any violation with respect to such laws. Mr. Siegel is a citizen of the United States of America.

Item 5. Interest in Securities of the Issuer.

     (a)-(b) Chadbourne, as holder of the Option, may be deemed to be the beneficial owner of 1,524,000 of Common Stock, or 16.5% of the shares of Common Stock outstanding (based on 8,630,996 shares of Common Stock reported to be outstanding in the Issuer's Form 10-Q for the quarter ended April 29, 1994, as well as shares underlying the Option). Halton Ltd., by virtue of its ownership of Chadbourne, and Halton Trust, by virtue of its ownership of Halton Ltd., each may be deemed to have the power to vote and dispose of the shares of Common Stock covered by the Option. From and after August 31, 1994, Gary R. Siegel, by virtue of his powers as protector of Halton Trust, may be deemed to have the power to vote and dispose of the shares of Common Stock covered by the Option, and Mr. Tucker has no power to vote or dispose of shares of Common Stock.

     (c) Mr. Tucker resigned as protector of the Halton Trust, whereupon Mr. Siegel became the successor protector thereof, effective as of August 31, 1994. Other than such resignation and succession, none of the Reporting Persons has effected any transactions in the Common Stock of the Issuer during the past sixty (60) days.

     (e) As a result of resignations as protector of Halton Trust, Mr. Tucker ceased to be the beneficial owner of more than five percent of the Common Stock as of August 31, 1994.


Item 7. Materials to be Filed as Exhibits.

Exhibit           Description
-------           -----------

  1.0             Joint filing agreement.


  1.1 Resignation of Stefan F. Tucker as protector under the constituent documents of The Halton Declaration of Trust and appointment of Gary R. Siegel as successor.

                                  SIGNATURES

       After reasonable inquiry and to the best knowledge and belief of the undersigned, the undersigned hereby certifies that the information set forth in this amendment is true, complete and correct.

Dated:  August 22, 1994

                                    CHADBOURNE CORPORATION

                                    By:
                                        William L. Remley, President


                                    HALTON HOUSE LTD.

                                    By:
                                        William L. Remley, President


                                    THE HALTON DECLARATION OF TRUST

                                    By:  Gary R. Siegel, as
                                         Protector of The Halton Declaration
                                         of Trust


                                    Stefan F. Tucker



                                    Gary R. Siegel

                                 EXHIBIT INDEX


Exhibit           Description                                             Page
-------           -----------                                             ----

  1.0             Joint filing agreement                                    10

  1.1             Resignation of Stefan F. Tucker as protector              11
                  under the constituent documents of the
                  Halton Declaration of Trust and appointment of Gary R. Siegel as successor.